                                  EXHIBIT 99.5

       [GRAPHIC
       OMITTED]
      EQUITY ONE
=======================
a Popular, Inc. Company



                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2004-4
                   #OF LOANS    BALANCE        AVG BALANCE                 SEASONING   WAC      WARM   FICO     OLTV      CLTV
 Aggregated pool      4,346  $723,239,336.00   $166,414.94 % of the pool      2.11    6.662      345    652     81.77     81.77

RATES:
9.5-10                  19     $1,240,297.27    $65,278.80       0.17         3.75    9.762      352    577     79.95     79.95
10.01-10.5               -                 -             -          -            -        -        -      -         -         -
10.51-11                 -                 -             -          -            -        -        -      -         -         -
11.01-12                 -                 -             -          -            -        -        -      -         -         -
12.01-13                 -                 -             -          -            -        -        -      -         -         -
GT 13%                   -                 -             -          -            -        -        -      -         -         -

FICO---
<500                     -                 -             -          -            -        -        -      -         -         -
501-525                  3       $522,202.28   $174,067.43       0.07         1.12    7.133      334    525     70.71     70.71
526-550                124    $15,649,728.15   $126,207.49       2.16         2.18    7.673      342    539     75.37     75.37
551-575                191    $25,937,823.06   $135,800.12       3.59         2.21    7.301      345    564     77.66     77.66
576-600                451    $68,531,944.92   $151,955.53       9.48         2.04    6.995      346    590     80.71     80.71
601-625                740   $116,854,707.35   $157,911.77      16.16         1.98    6.874      345    615     82.32     82.32
626-650                931   $152,256,272.43   $163,540.57      21.05         2.13    6.714      348    637     84.00     84.00

<50,000                 82     $3,554,713.71    $43,350.17       0.49         2.62    7.830      323    621     76.02     76.02
50,000-75,000          428    $27,204,715.38    $63,562.42       3.76         2.13    7.370      334    634     79.00     79.00
75,000-100,000         604    $53,411,981.39    $88,430.43       7.39         2.07    7.016      337    639     81.54     81.54
400,000-500,000         93    $41,524,944.08   $446,504.78       5.74         1.86    6.176      354    676     78.73     78.73
500,001-600,000         12     $6,546,613.76   $545,551.15       0.91         2.18    6.266      358    673     79.10     79.10

LTV
80.01-85               581    $99,214,956.24   $170,765.85      13.72         1.95    6.741      346    644     83.79     83.79
85.01-90               797   $131,998,049.53   $165,618.63      18.25         2.18    6.811      353    646     89.21     89.21
90.01-95               393    $59,628,967.84   $151,727.65       8.24         2.25    6.791      343    645     93.76     93.76
95.01-100              569    $87,153,463.36   $153,169.53      12.05         2.34    7.036      351    662     99.57     99.57

STATED DOC             673   $124,406,685.94   $184,853.92      17.20         2.11    6.735      348    671     76.74     76.74
LITE DOC                98    $20,633,988.13   $210,550.90       2.85         1.82    6.862      342    655     78.28     78.28

2ND HOME                57    $10,225,351.13   $179,392.13       1.41         1.82    6.958      354    690     82.37     82.15
INVESTMENT PROPERTY    255    $38,488,076.77   $150,933.63       5.32         1.94    7.340      298    674     75.77     75.56
CASHOUT LOANS        3,145   $532,226,741.65   $169,229.49      73.59         2.08    6.637      345    646     81.11     80.85
CONDO                  211    $36,210,490.99   $171,613.70       5.01         2.05    6.704      353    658     81.24     80.99
2-4 FAMILY             251    $49,400,393.57   $196,814.32       6.83         2.16    6.885      346    659     78.91     78.66

FIXED RATE           3,264   $536,736,597.29   $164,441.36      74.21         2.13    6.625      341    656     80.33     80.07
ARM                  1,082   $186,502,738.47   $172,368.52      25.79         2.05    6.769      358    640     85.92     85.68

CALIFORNIA             637   $151,510,468.51   $237,850.03      20.95         2.19    6.243      350    663     75.89     75.63
FLORIDA                233    $33,739,770.51   $144,805.88       4.67         2.14    6.821      344    641     82.76     82.49
GEORGIA                109    $15,223,401.70   $139,664.24       2.10         2.34    6.789      350    659     85.53     85.24
MARYLAND               169    $29,516,516.89   $174,653.95       4.08         2.01    6.665      350    645     83.01     82.77

CREDIT GRADES
B                      353    $53,678,256.38   $152,063.05       7.42         2.21    6.995      344    594     79.71     79.46
C                      258    $33,910,345.72   $131,435.45       4.69         2.05    7.475      340    555     75.69     75.48

                                                                    % OF (SINGLE
                         DTI      % OF FULL DOC  % OF PRIMARY      FAMILY AND PUD)   % OF CASHOUT  % OF 2ND LIEN   IO %
 Aggregated pool       39.14           76.90         98.59               85.41           73.59          0.00      0.00

RATES:
9.5-10                 34.66           95.14        100.00               71.33           87.35          0.00      0.00
10.01-10.5                 -               -             -                   -               -             -         -
10.51-11                   -               -             -                   -               -             -         -
11.01-12                   -               -             -                   -               -             -         -
12.01-13                   -               -             -                   -               -             -         -
GT 13%                     -               -             -                   -               -             -         -

FICO---
<500                       -               -             -                   -               -             -         -
501-525                39.96          100.00        100.00               33.10           88.00          0.00      0.00
526-550                40.23           98.86        100.00               89.98           87.53          0.00      0.00
551-575                37.27           97.91        100.00               89.61           86.09          0.00      0.00
576-600                38.80           88.61         99.75               88.19           81.54          0.00      0.00
601-625                39.07           80.02         98.82               87.39           80.66          0.00      0.00
626-650                40.25           79.14         99.08               87.92           76.09          0.00      0.00

<50,000                31.89           88.67        100.00               87.60           71.85          0.00      0.00
50,000-75,000          36.31           84.35         98.08               91.86           65.41          0.00      0.00
75,000-100,000         37.39           85.24         98.87               92.12           66.82          0.00      0.00
400,000-500,000        37.15           75.60         95.73               86.41           76.52          0.00      0.00
500,001-600,000        30.62           75.19         91.85               83.49           59.19          0.00      0.00


LTV                    37.94           81.84         99.42               84.00           77.54          0.00      0.00
80.01-85               39.50           71.74         98.11               87.49           72.12          0.00      0.00
85.01-90               40.59           94.75         98.72               92.29           73.99          0.00      0.00
90.01-95               41.57           93.88         97.89               90.13           62.67          0.00      0.00
95.01-100
                       41.12            0.00         97.49               84.06           75.85          0.00      0.00
STATED DOC             38.43            0.00         95.16               85.57           70.53          0.00      0.00
LITE DOC
                       37.10           56.83          0.00               50.80           33.14          0.00      0.00
2ND HOME               24.15           79.70        100.00               35.00           49.71          0.00      0.00
INVESTMENT PROPERTY    39.73           77.22         99.36               87.53          100.00          0.00      0.00
CASHOUT LOANS          39.99           77.50         87.59                0.00           64.45          0.00      0.00
CONDO                  40.34           69.13        100.00                0.00           69.54          0.00      0.00
2-4 FAMILY
                       39.42           77.09         99.33               87.40           78.18          0.00      0.00
FIXED RATE             38.35           76.37         96.45               79.67           60.37          0.00      0.00
ARM
                       41.50           70.74        100.00               88.06           87.63          0.00      0.00
CALIFORNIA             39.27           75.63         97.85               90.71           76.54          0.00      0.00
FLORIDA                38.56           75.94         97.57               94.24           59.39          0.00      0.00
GEORGIA                39.39           82.84        100.00               89.16           85.89          0.00      0.00
MARYLAND

CREDIT GRADES          38.19           91.46         99.39               89.31           84.31          0.00      0.00
B                      38.29           96.93        100.00               88.43           88.61          0.00      0.00
C

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.